1 Q4 2013 Investor Presentation

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), as supplemented from time to time in our periodic reports filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions of financial institutions; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; political instability, acts of war or terrorism and natural disasters; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

3 Company Overview

A Foundation for Growth

Company Overview

- Raised $974 million in late 2009
- Completed four acquisitions in 12 months
  - Three failed banks, one 39 banking center purchase
- Profitable since inception of banking operations[1]
- Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA
- Fully integrated acquired franchises into scalable operating platform
- Successful organic asset generation strategy – loan growth inflection point achieved
- Quality loan originations positively trending at ~$250mm/quarter
- Successfully repurchased 14% of shares ($147mm) since IPO

NBHC 4Q13 Snapshot

Stock Price	$19.48
Market Cap	$875mm
Assets	$4.9bn
Loans	$1.9bn
Deposits	$3.8bn
Banking Centers	97
TBV / Share (Current / with Excess Accretable Yield)	$18.27 / $19.02[2]
Excess Capital (10% Tier 1 Leverage Ratio)	$300mm

Note: Market data as of 31-January-14, financial information as of 31-December-13.
[1] Excludes IPO expenses.
[2] 4Q13 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations. This results in an additional $0.75 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

4

National Bank Holdings CORPORATION

5  Head of M&A and Corporate Planning, Head of Foreign Exchange and Interest Derivatives business, and Mid-Atlantic Chief Financial Officer at Citizens Financial Group Don Gaiter Chief of Acquisitions and Strategy (24 years in banking)  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chief Executive Officer (31 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Officer (28 years in banking)  Vice Chairman and Chief Financial Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer at PNC Brian Lilly Chief Financial Officer (33 years in banking) NBHC Management Team

6 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy: loan balance inflection point achieved early as a result of accelerating organic growth  Expertise in mergers and acquisitions with substantial future opportunities  Single, scalable operating platform capable of handling future acquisitions  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors

7 Acquisition Growth Organic Growth Attractive Markets Disciplined Acquisitions Client-Centered, Relationship-Driven Enhanced Product Offerings Scalable Operating Platform & Efficiencies Leading Regional Bank Holding Company Our Objectives Opportunistic Capital Management

8 2013 Strategy Highlights Expanded Efficiency Initiatives Managed Capital Opportunistically Further Franchise Development  Expanded Product Offerings  Q2 2013 – Launch of Capital Finance Team  Q4 2013 – Launch of Specialty Gov’t and Non-Profit Banking Unit  Successful sales production initiatives  Expanded sales force  Built culture of accountability  Significant future M&A opportunities  Paid >$300 million dividend from Bank to HoldCo  Repurchased $147 million (7.4 million shares) in 2013  Authorized an additional $50 million share repurchase  5 cent quarterly dividend  Banking center consolidation - Exited four CA banking centers and 32 retirement centers  Reduced operating expenses through streamlining support/operating functions  Aggressively reduced problem loan/OREO expenses  LT goal of <60% efficiency ratio Accelerated Organic Growth  Over $700 million in new loan originations while maintaining strong credit quality  Q3 2013 – Reached key inflection point where organic loan growth outpaced workouts/ paydowns  $361 million (51%) annual decrease in non-strategic loans  Improved deposit mix

9                                                            MO KS CO     NBHC Markets and Family of Brands Banking Centers (97)  50 full-service banking centers  36 Commercial bankers  1.3% Deposit market share across Colorado  Ranks #6 in market share of Colorado headquartered banks  45 full-service banking centers  15 Commercial bankers  3.9% Deposit market share in Kansas City MSA  Ranks #6 in banking centers in Kansas City MSA  2 full-service commercial and private banking center locations in Austin and Dallas, TX  7 Commercial bankers CO TX Source: SNL Financial. Deposit data as of 30-June-2013. Attractive and Growing Markets Dallas Austin Denver Kansas City

10 Key Statistics by MSA Source: SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis. Note: “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-13. Front Range unemployment based on a weighted average of Dec-13 unemployment and 2013 population for each MSA. ¹ Based on U.S. Top 20 MSAs (determined by population). Our Markets are Attractive  Equal or Better Than U.S. Average U.S. 2013 Population (mm) 314.5 2.0 2.6 4.2 Pop. Projection CAGR (‘13-’18) 0.7%  0.7%  1.4%  1.4% 2013 Median Household Inc. $51.3K  $53.9K  $58.5K  $58.3K # of Businesses (000s) − 76.0 114.9 182.7 Unemployment Rate (Dec-13) 6.7%  5.5%  5.8%  5.9% 2012 Real GDP per Capita $45.6K  $48.3K  $55.9K  $52.5K Real GDP Growth (’08-’12) 3.17% 2.55%  4.72%  5.59 % Home Price Index (3Q13 5yr ∆) 0.4% (5.4)%  21.0%  16.5 % Branch Penetration (per 100k people) 30.5 37.1  25.9  26.8 Deposits per Branch ($mm) $88 $61  $93 $77 Top 3 Combined Deposit Market Share 50% ¹  38% 53% 53% Kansas City, MO Denver, CO Front Range De mogr aphi cs Ec onomi cs Ban kin g

11 Comm. 28% Agriculture 10% Owner Occupied 6% CRE 16% Resi 38% Consumer 2%  Loan growth inflection point achieved in 3Q 2013  Investments in commercial bankers adding value – 44 of 58 are new hires  Relationship banking model with a focus on the markets we serve  Originated portfolio has excellent credit quality with 0.03% net charge-offs in 2013 and 0.42% NPLs as of Dec. 31, 2013 Strategic Loan Composition Total Loans ($ in millions) New Loan Originations Note: Strategic loan composition as of 31-December-2013. Organic Loan Growth Strategy is Accelerating $518 $1,083 $1,080 $604 $421 $1,080 $1,122 $1,504 2011 2012 2013 $1,189 $711 $350 2011 2012 2013 Strategic Non-Strategic $ 15 $ 46 $ 40 $ 61 $ 81 $ 61 $ 79 $ 137 $ 204 $ 39 $ 36 $ 44 $ 67 $ 59 $ 48 $ 88 $ 55 $ 40 $ 54 $ 82 $ 84 $ 128 $ 140 $ 109 $ 167 $ 192 $ 244 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Commercial Consumer Commercial Related 60% $ 518 $ 594 $ 712 $ 877 $ 1,083 $ 1,315 $ 1,171 $ 1,011 $ 866 $ 771 $ 1,833 $ 1,765 $ 1,723 $ 1,743 $ 1,854 4Q12 1Q13 2Q13 3Q13 4Q13 Inflection Point Originated Purchased Originated Purchased

12 $2,932 $1,833 $1,544 4Q11 4Q12 4Q13 1.05% 0.64% 0.45% 0.42% 0.40% 0.38% 2011 2012 1Q13 2Q13 3Q13 4Q13 $2,258 $2,402 $2,453 4Q11 4Q12 4Q13 24% 29% 28% 21% 29% 33% 33% 27% 25% 22% 15% 14% $5,063 $4,201 $3,838 2011 2012 2013 Demand & NOW Savings & MM Retail Time Jumbo Time 45% Non- Time 58% Non- Time 61% Non- Time Deposit Composition Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03- 31\Excel\Deposit Composition_3.31.13.xlsx Cost of Deposits Time Deposit Maturity ($ in millions) Average Transaction Deposits & Repos Average Time Deposits Rate 0.53% 0.54% 0.92% 1.46% 1.35% 1.37% Growing Low Cost Transaction Accounts $ 620 $403 $365 $63 $22 $23 42% 27% 24% 4% 1% 2% <6 Months 6 Months - 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4+ Years Maturity ($mm) % of Total Time Deposits

13 Delivering on Commercial Banking Strategy Invested in Commercial Capabilities  Team of 58 experienced commercial bankers  Committed to consistent top grading of bankers (19 new commercial bankers recruited in 2013)  Established Capital Finance, Government Banking and Non Profit specialty lines  Additional focus on agriculture and energy segment  Built culture of accountability Well Positioned For Growth  Loan production momentum with 111% increase in loan fundings versus prior year  Gaining on $15 million goal of annual production per banker  Rolled out client interest swap program  Full treasury management capabilities

14 Delivering on Consumer & Small Business Banking Strategy Optimized Banking Center Distribution  Exited California and retirement center locations  Rolled out teller staffing efficiency model  Consolidated management responsibilities  Built culture of accountability Well Positioned For Growth  Launched consumer and small business relationship product  Focus on increasing transaction accounts and client share of wallet  Emphasis on residential mortgages (1st, 2nd and home equity lines)  SBA offering gaining share  Gaining on $4 million goal of consumer loan production per banking center  Continue to invest in client facing talent – 34 new banking center managers hired in 2013

Proven Acquirer – Unassisted and FDIC-Assisted Transactions

Kansas City MSA

Bank Midwest

- Jul-2010 / Dec-2010
- Assets: $2.4bn
- Deposits: $2.4bn
- Full-Service Branches: 39
- Unassisted transaction

Hillcrest Bank

- Oct-2010
- Assets: $1.4bn
- Deposits: $1.2bn
- Full Service Branches: 9
- FDIC / Loss Share

Colorado

Bank of Choice

- Jul-2011
- Assets: $950mm
- Deposits: $760mm
- Full-Service Branches: 16
- FDIC / No Loss Share

CBoC

- Oct-2011
- Assets: $1.2bn
- Deposits: $1.2bn
- Full-Service Branches: 40
- FDIC / Loss Share

	Balance Sheet		Full-Serv.	Transaction		Accounting Impact		
($mm)	Assets Acquired	Deposits Assumed	Banking Centers	Capital Deployed	Implied P / TBV[1]	A-T Bar. Purch. Gain[2]	A-T Accr. Yield[2]	GW & Intangibles
All Transactions	$ 5,981	$ 5,575	104	$ 650	1.1 x	$ 59	$ 181	$ 97

Bank Midwest Transaction – Deposit Premium



2.2 %
3.0 %
4.4 %
Bank Midwest
Nationwide Branch Deals[3]
Midwest Branch deals[3]

FDIC-Assisted Transactions – Asset Discount / FV Marks Net of Loss Coverage [4]



1.4 x
1.7 x
1.1 x
1.4 x
1.4 x
Hillcrest Bank
Bank of Choice
Community Banks of Colorado
Total Colorado
Total

Source: SNL Financial.
[1] Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed.
[2] Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011.
[3] Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired.
[4] Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset.

15

National Bank Holdings CORPORATION

Disciplined Acquirer with Significant Future Opportunities

M&A Focus

- Banks
- Specialty Finance / Asset Generators
- Wealth Management / Trust

Target Geographies



CO
KS
MO
70
70
25
35

Well Positioned for Growth

- Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO
- Complementary set of acquisition opportunities
- Excess capital of $300mm[1].
- Management team experienced with M&A
  - Management has collectively completed 56 acquisitions worth over $139 billion in assets

Potential In Footprint Acquisition Opportunities[2]

Asset Size Range	# of Banks	Assets ($bn)	Deposits ($bn)
$1bn - $5bn	26	$ 47.7	$ 38.0
$500mm-$1bn	39	26.2	21.2
Total Opportunities	**65**	**$ 73.9**	**$ 59.2**

Source: SNL Financial
Note: Financial information as of 30-Sep-13.
[1] Excess capital based on 10% Tier 1 Leverage ratio net of $35mm of capital required at the HoldCo.
[2] Includes opportunities in CO, KS, and MO.

16

National Bank Holdings CORPORATION

17 Financial Overview

18  Grew the strategic loan portfolio by $174.5 million, or 52.1% annualized, driven by $244.2 million in originations, a 27.4% linked quarter increase in originations and a 74.7% increase over the fourth quarter last year  Successfully exited $63.2 million, or 60.7% annualized, of the non-strategic loan portfolio  Total loans increased $111.3 million, or 25.3% annualized, over September 30, 2013  Added $23.6 million to accretable yield for the acquired loans accounted for under ASC 310-30, complemented by $0.2 million in provision recoupments within that portfolio  Credit quality of the non 310-30 loan portfolio continued to improve, with non-performing loans decreasing to 1.51% of total non 310-30 loans at December 31, 2013 from 2.31% at September 30, 2013  Net interest income totaled $43.6 million, decreasing $1.9 million from the prior quarter. The third quarter had the benefit of $2.5 million from the early pay off of one ASC 310-30 loan pool.  Operating expenses before the banking center closure charges, problem loan/OREO workout expenses and fair value changes to the warrant liability decreased $2.2 million from the prior quarter driven by efficiency initiatives  Problem loan/OREO workout expenses totaled $4.6 million, increasing $3.0 million from the prior quarter as the third quarter included the benefit of $3.5 million of OREO gains  Repurchased 6,306,551 shares at a weighted average price of $20.00 per share. Current authorization of $50 million.  Tangible common book value per share was $18.27 before consideration of the excess accretable yield value of $0.75 per share Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Fourth Quarter Results Summary

19 Covered $259 Non- Covered $192 New Originations $1,083 Covered $50 Non-Covered $270 New Originations 58 % Acquisition Marked 25 % Acquisition Marked & Covered 17 % Non 310-30 Loans $1,403mm 76% 310-30 Loan Pools $450mm 24% Total Assets Marked and Covered Loan Portfolio Low-Risk Balance Sheet  60% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans  98% of total liabilities composed of client deposits and repos  Capital is strictly composed of common equity  Loan Portfolio  38% of portfolio carries acquisition fair value marks  $309mm or 17% is covered by FDIC loss share  24% are in accounting loan pools that are revalued quarterly Note: Data as of 31-December-13. Loans 38% Investment Securities 50% Cash 4% Other Assets 7% FDIC Indemnification Asset 1% Total Assets: $4.9bn Total Loans: $1.9bn

20 $80.3 $79.9 $45.6 $92.6 $57.1 $61.7 2.7% 2.5% 2.2% 2011 2012 2013 NPAs - Non-Covered NPAs - Covered NPAs / Total Assets Attractive 310-30 Loan Pools Accretable Yield Reclassification Life-to-Date Strong Credit Quality of Non 310-30 Loans Improving Credit Quality of Non 310-30 Loans Strong Loss-Share Coverage of Total NPA’s Credit Quality ($ in millions) Net Charge-Offs Allowance for Loan Losses $ 166.7 $ 141.9 $ 24.8 Inc. in Accr. Yield (Recog. Over Time) Impairments ( 310-30 Provision) Net Economic Impact Nonperforming Non 310-30 Originated Nonperforming Loans 5.49% 4.04% 3.33% 2.63% 2.31% 1.51% 4Q11 4Q12 1Q13 2Q13 3Q13 4Q13 0.66% 0.81% 0.66% 0.51% 0.42% 4Q12 1Q13 2Q13 3Q13 4Q13 0.97% 1.06% 0.80% 2011 2012 2013 Non 310-30 ALLL / Non 310-30 Loans 0.68% 0.79% 0.23% 2011 2012 2013¹ Non 310-30 NCOs / Avg. Non 310-30 Loans 1 Includes charge-offs on originated loans of 0.03%.

21 Covered Assets Covered Assets Strong Covered Asset Performance FDIC Indemnification Asset Forecast Amortization of FDIC Indemnification Asset $953 $608 $309 $77 $46 $39 $1,030 $654 $348 2011 2012 2013 Loans OREO $171 $48 $45 $52 $39 $20 $223 $87 $64 2011 2012 2013 FDIC Loss-Share Billings Improved Client Cash Flows ($ in millions)  Quarterly valuations continue to show cash flow improvements in covered assets  Most covered loans accounted for under ASC 310-30; yielding 14.34% in 4Q13  Loss share agreements expire in late 2015 and 2016 $ 16.6 $ 7.1 $ 4.4 $ 3.1 $ 2.0 2014 1Q14 2Q14 3Q14 4Q14

22 $(4.7) $(1.8) $(16.1) $ 34.3 $ 38.5 $ 36.3 18.1% 15.8% 16.9% 2011 2012 2013 FDIC Loss Share Inc. NII excluding FDIC Adj. Fee Income Ratio 7.72% 9.49% 12.35% 8.41% 7.15% 5.50% 2011 2012 2013 310-30 Loans Non 310-30 Loans Net Interest Margin Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Adjusted metrics exclude bargain purchase gains, gain or loss on sale of securities, and gain or loss in change in fair value of warrant liability. Adjusted non-interest income / adjusted revenue (fee income ratio) also excludes FDIC Loss Share. Date: 06-Feb-12 06:27:30 User: krgreen Source: \\IBNJS002VF\BOULEVARD11\R oadshow Presentation\xls\Deposit Composition_V3.xlsx (Deposits) Strong Yields on Loan Portfolio Adjusted Non-Interest Income ¹ ($ in millions) Net Interest Income Nearing Inflection Point P&L Metrics 3.40% 3.98% 3.81% 2011 2012 2013 $ 53.3 $ 51.9 $ 49.5 $ 49.6 $ 45.6 $ 44.3 $ 45.5 $ 43.6 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

23 $41 $42 $41 $39 $7 $3 $2 $5 $(1) $ 0 $ 4 $ 1 $48 $45 $47 $44 1Q13 2Q13 3Q13 4Q13 Operating Problem Loan / OREO Other¹ Expenses  Exited four non-core California banking centers  Consolidated 32 retirement centers into existing traditional banking centers  Bank-wide operational streamlining including: ̶ Non-sales staffing models ̶ Vendor consolidations ̶ Professional services  Manage down problem loan/OREO expenses Efficiency Actions Taken Operating Improvement Initiatives  Continuous improvement focus  <60% long-term efficiency ratio goal  Re-aligning strategic footprint  Improving client experience  Enhancing operational efficiencies  Banking center streamlining  Reducing discretionary spending $141 $174 $163 $14 $29 $17 $ 1 $ 7 $ 4 $156 $210 $184 2011 2012 2013 Operating Problem Loan / OREO Other¹ 1 Other expenses include: IPO expenses, banking center closure charges and change in fair value of warrant liability. ($ in millions) Annual 2013 Quarterly Efficiency Actions

24 Looking Ahead

25 ROATA Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics ¹ Adjusted metric excludes stock-based compensation expense and banking center closure related expenses.  Operating efficiencies  Leverage expense base  Reduction in work- out expenses  Ramp-up of loan production  Continue reducing cost of funds  Fee business initiatives  Expanded product offerings  Higher yielding acquired loans run-off  Loss share income  Indemnification asset 90%+ amortized in next two years Organic Earnings Potential 0.30% 1.00% - 1.25 % Target ROATA 2013¹ Expense Improvements Organic Growth Run-off Acquired Portfolios Pro Forma

26 Fully Levered Targets Assets ~$10bn Efficiency Ratio <60% ROATA 1.00% - 1.25% ROATCE 13% - 16% Dividend Payout Ratio 25% Tier 1 Leverage 8% Key Long-Term Financial Targets

27 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy: loan balance inflection point achieved early as a result of accelerating organic growth  Expertise in mergers and acquisitions with substantial future opportunities  Single, scalable operating platform capable of handling future acquisitions  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors

28 Appendix

29 Title Past Experience Name Frank Cahouet Chairman  Chairman, President, and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae Tim Laney President / CEO  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America Ralph Clermont Director / Chairman of the Audit and Risk Committee  Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee  Senior Managing Director at Ernst & Young Corporate Finance LLC  Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Lawrence Fish Director  Chairman and Chief Executive Officer of Citizens Financial Group  Director of the Federal Reserve Bank of Boston Micho Spring Director  Chair of Global Corporate Practice of Weber Shandwick  CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee  EVP and Director of Mergers and Acquisitions of BB&T  President and Chief Executive Officer of First Federal Savings Bank Accomplished Board of Directors

30 31-Dec-11 31-Dec-12 31-Dec-13 Book Value Available-for-Sale $ 1,786 $ 1,681 $ 1,816 Held-to-Maturity 7 548 622 "Locked-in" Gains (HTM) 0 29 20 Total Book Value $ 1,793 $ 2,258 $ 2,458 Available-for-Sale Unrealized Gains / (Losses) 77 37 (31) Fair Market Value of Portfolio $ 1,870 $ 2,295 $ 2,427 Portfolio Yield (Spot) 3.23% 2.42% 2.21 % Portfolio Duration 3.2 3.2 3.6 Weighted-Average Life 3.5 3.4 3.9 Investments by Asset Class1 (31-Dec-13) Portfolio Summary1 ($ in millions) ¹ Excludes $29mm, $33mm, and $32mm of FHLB / FRB stock as of 31-Dec-11, 31-Dec-12, and 31-Dec-13 respectively. ² Aaa rated by Moody’s, AAA by Fitch, and AA+ by S&P. Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Investments and Investments chart)  100% of portfolio AAA rated or U.S. agency backed2  Stable duration of 3.6 years  OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity. 36% 4% 58% 1% 1 % Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate Other Conservative Investment Portfolio

31 Note: Interest Rate Risk as of 31-December-2013. 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 (1.11)% 2.32% 4.09% (5.0)% (2.0)% 1.0% 4.0% 7.0% 10.0% 13.0% -50 bps +100 bps +200bps % Ch a n g e Interest Rate Shock Net Interest Income Sensitivity

32 Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Non- GAAP Recon (Press Release)) ($ in millions, except per share) Reconciliation of Non-GAAP Measures As of and for the Year Ended As of and for the 3-months Ended 31-Dec-11 31-Dec-12 31-Dec-13 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 Total stockholders' equity $1,089 $1,091 $898 $1,087 $1,044 $1,031 $898 Less: goodwill (60) (60) (60) (60) (60) (60) (60) Add: deferred tax liability related goodwill 2 3 5 4 4 4 5 Less: intangibles (33) (28) (22) (26) (25) (24) (22) Tangible common equity $998 $1,006 $821 $1,004 $964 $952 $821 Total assets $6,352 $5,411 $4,914 $5,258 $5,221 $5,162 $4,914 Less: goodwill (60) (60) (60) (60) (60) (60) (60) Add: deferred tax liability related goodwill 2 3 5 4 4 4 5 Less: intangibles (33) (28) (22) (26) (25) (24) (22) Tangible assets $6,261 $5,327 $4,837 $5,175 $5,140 $5,083 $4,837 Common book value per share calculations: Total stockholders' equity $1,089 $1,091 $898 $1,087 $1,044 $1,031 $898 Divided by: Ending shares outstanding 52,158 52,328 44,918 52,315 51,377 51,213 44,918 Common book value per share $20.87 $20.84 $19.99 $20.77 $20.33 $20.14 $19.99 Tangible common book value per share calculations: Tangible common equity $998 $1,006 $821 $1,004 $964 $952 $821 Divided by: Ending shares outstanding 52,158 52,328 44,918 52,315 51,377 51,213 44,918 Tangible book value per share $19.13 $19.23 $18.27 $19.20 $18.76 $18.60 $18.27 Total stockholders' equity to total assets 17.14% 20.16% 18.27% 20.67% 20.00% 19.98% 18.27% Less: impact of goodwill and intangibles, after tax (1.20)% (1.27)% (1.30)% (1.26)% (1.25)% (1.24)% (1.30)% Tangible common equity to tangible assets 15.94% 18.89% 16.97% 19.41% 18.75% 18.74% 16.97% Return on average assets 0.81% (0.01)% 0.13% 0.16% 0.22% 0.07% 0.08% Add: impact of goodwill and intangibles 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% Add: impact of core deposit intangible expense, after tax 0.06% 0.06% 0.07% 0.06% 0.07% 0.07% 0.07% Return on average tangible assets 0.88% 0.05% 0.20% 0.22% 0.29% 0.14% 0.15% Less: impact of gain on sale of securities, after tax 0.01% (0.01)% 0.00% 0.00% 0.00% 0.00% 0.00% Add: impact of non-IPO related stock based comp expense, after tax 0.15% 0.09% 0.06% 0.07% 0.06% 0.06% 0.04% Add: impact of IPO related stock based comp expense, after tax 0.00% 0.06% 0.00% 0.00% 0.00% 0.00% 0.00% Add: impact of IPO related expenses, after tax 0.01% 0.14% 0.00% 0.00% 0.00% 0.00% 0.00% Add: impact of acquisition related expenses, after tax 0.06% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% Add: impact of bargain purchase option, after tax (0.72)% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% Add: impact of banking center closure related expense, after tax 0.00% 0.00% 0.04% 0.00% 0.00% 0.16% 0.00% Adjusted return on average tangible assets 0.39% 0.33% 0.30% 0.29% 0.35% 0.36% 0.19%

33 Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Non- GAAP Recon (Press Release)) ($ in millions, except per share) Reconciliation of Non-GAAP Measures (cont’d) As of and for the Year Ended As of and for the 3-months Ended 31-Dec-11 31-Dec-12 31-Dec-13 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 Return on average equity 4.01% (0.05)% 0.67% 0.78% 1.08% 0.36% 0.42% Add: impact of goodwill and intangibles, after tax 0.33% - 0.08% 0.06% 0.08% 0.03% 0.07% Add: impact of core deposit intangible expense, after tax 0.28% 0.32% 0.31% 0.33% 0.33% 0.34% 0.33% Return on average tangible equity 4.62% 0.27% 1.06% 1.17% 1.49% 0.73% 0.82% Non-interest income adjustments Reported non-interest income $89.5 $37.4 $20.2 $7.2 $7.3 $3.3 $2.4 Add: loss / (gain) on sale of securities 0.6 (0.7) - - - - - Less: bargain purchase gain (60.5) - - - - - - Add: FDIC loss share income 4.7 1.8 16.1 1.4 1.8 5.4 7.6 Adjusted non-interest income $34.3 $38.5 $36.3 $8.5 $9.1 $8.7 $10.0 Non-interest expense $155.5 $209.6 $184.0 $47.9 $45.2 $46.6 $44.2 Less: impact of stock-based compensation (12.6) (13.1) (4.9) (1.4) (1.2) (1.3) (0.9) Less: impact of acquisition costs (4.9) (0.9) - - - - - Less: impact of IPO related expenses (0.6) (8.0) - - - - - Less: impact of banking center closure related expenses - - (3.4) - - (3.4) - Adjusted non-interest expense $137.4 $187.7 $175.7 $46.4 $44.0 $41.9 $43.3 Less: professional fees $13.6 $11.2 $3.7 $1.4 $0.9 $0.8 $0.7 Less: other real estate owned expenses 10.0 20.3 11.0 4.7 2.5 0.5 3.3 Less: problem loan expenses 4.4 8.5 5.6 2.3 0.9 1.1 1.3 Less: gain (loss) from change in fair value of warrant liability 0.1 (1.4) 0.8 (0.6) 0.3 0.4 0.7 Total other expenses $28.0 $38.6 $21.1 $7.8 $4.6 $2.8 $6.0 Adjusted operating expense $109.4 $149.1 $156.6 $38.6 $39.4 $39.1 $37.7 Adjusted efficiency ratio calculation: Efficiency ratio 61.72% 84.53% 89.70% 88.29% 85.05% 92.68% 93.36 % Add: bargain purchase gain 20.18% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00 % Add: gain (loss) on sale of investment securities (0.22)% 0.24% 0.00% 0.00% 0.00% 0.00% 0.00 % Less: impact of initial public offering related expenses (0.32)% (3.31)% 0.00% 0.00% 0.00% 0.00% 0.00 % Less: impact of stock-based compensation expenses (6.79)% (5.43)% (2.44)% (2.73)% (2.38)% (2.73)% (1.87)% Add: impact of acquisition costs (2.67)% (0.36)% 0.00% 0.00% 0.00% 0.00% 0.00 % Add: change in fair value of warrant liabilities 0.02% 0.57% (0.42)% 1.19% (0.63)% (0.90)% (1.48)% Less: impact of banking center closure related expenses 0.00% 0.00% (1.70)% 0.00% 0.00% (6.94)% 0.00 % Adjusted efficiency ratio 71.92% 76.24% 85.14% 86.75% 82.04% 82.11% 90.01%